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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) March 8, 1999
                                                          -------------


                                   EG&G, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Massachusetts                 1-5075                     04-2052042
     --------------         ----------------------          -----------------
    (State or other        (Commission File Number)          (IRS Employer
    jurisdiction of                                         Identification No.)
     incorporation)


45 William Street, Wellesley, Massachusetts                       02481
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 (Address of principal executive offices)                       (Zip Code)


                                 (781) 237-5100
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              (Registrant's telephone number, including area code)


                                 Not applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.  Other Events

On March 8, 1999, the Company announced that it plans to acquire Perkin-Elmer's Analytical Instruments Division, a leading producer of high-quality analytical testing instruments for $425 million. The Company also announced that it will explore strategic alternatives for its Technical Services business unit and has engaged Goldman, Sachs & Co. to conduct the review. (See press release attached hereto as Exhibit 99.)


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   EG&G, Inc.


                                   By /s/ Murray Gross
                                      ------------------------------
                                      Senior Vice President,
                                      General Counsel and Clerk



Date: March 15, 1999
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Item 7.      Exhibit Index

             Exhibit 99 - - Press Release dated March 8, 1999